UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2024

Luther Burbank Corporation
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-38317 (Commission File Number)	68-0270948 (I.R.S. Employer Identification Number)

520 Third St, Fourth Floor, Santa Rosa, California (Address of principal executive offices)		95401 (Zip Code)

Registrant's telephone number, including area code: (844) 446-8201

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	LBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
Luther Burbank Savings (the “Bank” or “LB Savings”), Luther Burbank Corporation’s (“Luther Burbank”) wholly-owned bank subsidiary, is subject to supervision and examination by the Federal Deposit Insurance Corporation (the “FDIC”) and is required to submit to the FDIC certain reports entitled “Consolidated Reports of Condition and Income” (each, a “Call Report” and collectively, the “Call Reports”). The Bank’s Call Reports are prepared in accordance with regulatory instructions issued by the Federal Financial Institutions Examination Council and consist of a balance sheet, income statement, changes in equity capital and other supporting schedules as of the end of the period to which each such Call Report relates. The publicly available portions of the Bank’s Call Reports are on file with, and publicly available at the FDIC at 550 17th Street, N.W., Washington, D.C. 20429 and on the FDIC’s website at www.fdic.gov. The contents of the FDIC’s Internet website are not incorporated by reference into, and are not otherwise a part of, this Current Report on Form 8-K.

On January 30, 2024, the Bank filed its Call Report for the period ended December 31, 2023. Luther Burbank anticipates the Call Report will be available on the FDIC’s website on or about January 31, 2024.

The information presented in the Call Report is preliminary and unaudited, filed solely for bank regulatory purposes, and relates only to the Bank, and not to Luther Burbank on a consolidated basis. Therefore, the results filed in the Call Report are not necessarily indicative of the results of Luther Burbank.

The information furnished under Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Luther Burbank under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 8.01. Other Events.
Regulatory Approval

As previously disclosed, on November 13, 2022, Luther Burbank, entered into the Agreement and Plan of Reorganization (the “Merger Agreement”) with WaFd, Inc. (f/k/a Washington Federal, Inc.), a Washington corporation (“WaFd”), pursuant to which Luther Burbank will be merged with and into WaFd, with WaFd as the surviving corporation (the “Corporate Merger”). Promptly following the Corporate Merger, Luther Burbank’s banking subsidiary, LB Savings will be merged with and into Washington Federal Bank, dba WaFd Bank (“WaFd Bank”), the banking subsidiary of WaFd, with WaFd Bank as the surviving bank (the “Bank Merger”). The Corporate Merger and the Bank Merger are collectively referred to in this Current Report on Form 8-K as the “Merger.”

On January 30, 2024, Luther Burbank and WaFd issued a joint press release announcing that Luther Burbank and WaFd received the required regulatory approvals from the FDIC and the Washington State Department of Financial Institutions for LB Savings to be merged with and into WaFd Bank, and from the Board of Governors of the Federal Reserve System for Luther Burbank to be merged with and into WaFd, on the terms and subject to the conditions of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Board Matters

The Merger Agreement requires WaFd to take all action necessary to cause the WaFd Board of Directors (the “WaFd Board”) and the WaFd Bank Board of Directors (the “WaFd Bank Board”) to be comprised of 12 members as of the effective time of the Merger (the “Effective Time”) and to appoint or elect, effective as of the Effective Time, two new directors recommended by Luther Burbank and agreeable to WaFd.

Pursuant to the terms of the Merger Agreement and in accordance with WaFd’s Restated Articles of Incorporation, as amended, and WaFd Bank’s Articles of Incorporation, as amended, effective as of the Effective Time and subject to the closing of the Merger, the WaFd Board and the WaFd Bank Board appointed Bradley M. Shuster and M. Max Yzaguirre (the “LBC Director Appointees”), each of whom currently serve as directors of Luther Burbank and LB Savings, to serve on each of the WaFd Board and WaFd Bank Board until the next annual meeting of shareholders of WaFd at which the class of directors to which such individual will be appointed is presented to shareholders for reelection.

Each of the WaFd Board and WaFd Bank Board has not yet determined on which committees of the WaFd Board and the WaFd Bank Board the LBC Director Appointees will serve. Each of the LBC Director Appointees will receive the same compensation as currently paid to other WaFd Board and WaFd Bank Board members. A description of WaFd’s standard non-employee director compensation arrangement is contained under the heading “Director Compensation” in WaFd’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2023.

Other than as previously described above and in WaFd’s Registration Statement on Form S-4, as amended (File No. 333-270159) initially filed with the SEC on March 1, 2023, there are no arrangements or understandings between any of the LBC Director Appointees and any other person pursuant to which either of the LBC Director Appointees have been designated to serve on the WaFd Board and WaFd Bank Board. Additionally, there have been no transactions nor are there any proposed transactions between WaFd and either of the LBC Director Appointees that would require disclosure pursuant to Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release of WaFd, Inc. and Luther Burbank Corporation, dated January 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUTHER BURBANK CORPORATION

DATED: January 30, 2024	By: /s/ Laura Tarantino
Laura Tarantino
Executive Vice President and Chief Financial Officer